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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                 June 18, 2001
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                    33-45499               36-3809819
-----------------------------       -------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)



           216 Evergreen Street, Bensenville, Illinois     60106
           --------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)



                                 (630) 860-9542
                         -------------------------------
                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

         On June 18, 2001, the registrant announced its preliminary revenue expectations for its second quarter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Exhibits

         99.1   Press Release issued by M-Wave, Inc. dated June 18, 2001.










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                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 20, 2001

                                      M-WAVE, INC.


                                      By: /s/ PAUL S. SCHMITT
                                          ----------------------------------
                                          Name:   Paul S. Schmitt
                                          Title:  Controller; Chief Accounting
                                                  Officer













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                                  EXHIBIT INDEX




EXHIBIT NO.                          DESCRIPTION
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   99.1          Press Release issued by M-Wave, Inc. dated June 18, 2001

















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